Exhibit 99.1

News Release

NATIONAL PENN BANCSHARES, INC. ANNOUNCES
REDEMPTION OF 7.85% TRUST PREFERRED

BOYERTOWN, PA, February 5, 2013 - National Penn Bancshares, Inc. (Nasdaq: NPBC) today announced the redemption of all of the 7.85% Cumulative Trust Preferred Securities issued by NPB Capital Trust II (CUSIP: 62935R209) (the “Trust Preferred”).

The redemption date for the Trust Preferred will be March 7, 2013, and the cash redemption price paid on the redemption date will equal $25 plus $0.36 in accumulated distributions per share. The aggregate redemption of the Trust Preferred is approximately $66 million, inclusive of $0.9 million of accrued distributions. Following the redemption, National Penn's capital is expected to remain significantly in excess of capital requirements.

For further information on the Trust Preferred, please see the NPB Capital Trust II prospectus at the following web address: http://www.sec.gov/Archives/edgar/data/700733/000095015902000525
/npbfinalprospect.txt

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About National Penn
National Penn Bancshares, Inc., with approximately $8.5 billion in assets, is a bank holding company based in Pennsylvania. Headquartered in Boyertown, National Penn operates 120 branch offices comprising 119 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its KNBT and Nittany Bank divisions.

National Penn's financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.; Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC.” Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking statements about National Penn and its subsidiaries, including without limitation the expected impact of the redemption on National Penn's capital levels. In addition, from time to time, National Penn or its representatives may make written or oral forward-looking statements about National Penn and its subsidiaries. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “target,” “intend” or “anticipate” or the negative thereof or comparable terminology. Forward-looking statements include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, rationales, objectives, expectations or consequences of various proposed or announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions its shareholders and other readers not to place undue reliance on such statements..

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, National Penn's ability to raise capital and maintain capital levels, increases in operating costs (including those mandated by National Penn's regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Media Contact:     Catharine Bower,
(610) 369-6618 or Catharine.Bower@nationalpenn.com

Shareholder Contact: Teresa Steuer,
(610) 369-6291 or Teresa.Steuer@nationalpenn.com